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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)         February 1, 2001
                                                ------------------------------



                                JagNotes.com Inc.
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               (Exact Name of Registrant as Specified in Charter)




          Nevada                      000-28761               88-0380546
----------------------------       ----------------     ------------------------
(State or Other Jurisdiction       (Commission File         (IRS Employer
      of Incorporation)                 Number)           Identification No.)


226 West 26th Street, Studio D, New York, New York                    10001
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(Address of Principal Executive Offices)                             (Zip Code)


Registrant's telephone number, including area code       (646) 205-8314
                                                   ----------------------------



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             (Former Name or Address, if Changed Since Last Report)


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Item 2.  Acquisition or Disposition of Assets.

                  Pursuant to the terms and conditions of a Securities Purchase Agreement, dated as of February 1, 2001 (the "Securities Purchase Agreement"), by and among JagNotes.com Inc. (the "Company"), JAGfn Broadband LLC (JAGfn") and CALP II Limited Partnership, a limited partnership organized under the laws of Bermuda ("CALP II"), a copy of which is attached hereto as Exhibit 10.15, the Company effected a sale of its 85% membership interest in JAGfn (the "Membership Interest") to CALP II. CALP II is an investor in the Company and has been the Company's primary source of financing since June 2000 when it entered into an Equity Line of Credit Agreement with the Company. The Equity Line of Credit Agreement has been terminated in connection with this transaction.

                  As consideration for the purchase of the Membership Interest, CALP II delivered to the Company at the closing (i) $1,002,146.81 in immediately available funds and (ii) a non-interest bearing promissory note in the amount of $500,000 payable in full on February 22, 2001, which is secured by the Membership Interest. Such funds represent the amount required by the Company to pay its currently outstanding liabilities. In addition, CALP II agreed to discharge the Company from all of its obligations in connection with $4,550,000 principal amount outstanding of convertible debentures (the "CALP II Debentures") and to cancel, and discharge the Company from its obligations under, that certain warrant to purchase 3,000,000 shares of the Company's common stock issued to CALP II on October 30, 2000. The Company was also granted a one-year option to purchase a ten percent membership interest in JAGfn exercisable at a price of $5,000,000.

                  Pursuant to the Securities Purchase Agreement, the Company agreed to contribute all intercompany indebtedness owed to it by JAGfn to the capital of JAGfn and, in consideration thereof, JAGfn agreed to assume the obligations of the Company under the CALP II Debentures and to issue to CALP II a five-year warrant to purchase a two percent membership interest in JAGfn.

                  The Company's key executive officers and directors, Messrs. Valinoti, Schoepfer and Mazzarisi, will retain their 5% membership interests in JAGfn, but such interests will cease to be non-dilutable. Mr. Valinoti will receive an additional 2.5% membership interest pursuant to a subsequent transfer by CALP II. In connection with this transaction, CALP II also agreed to terminate the lock-up agreement relating to Mr. Valinoti's shares of common stock of the Company. CALP II will also transfer up to a 6% membership interest in JAGfn to Ashton Technology Group Inc., a Delaware corporation.

Item 7.  Financial Statements,  Pro Forma Financial Information and Exhibits.

10.15 Securities Purchase Agreement, dated as of February 1, 2001, by and among the Company, CALP II Limited Partnership and JAGfn Broadband LLC. (Schedules to the

                             (Page 2 of 70 Pages)

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         Securities Purchase Agreement have been omitted from this filing; the
         Company agrees to provide the Commission with copies of omitted schedules at its request.)

         o Exhibit A: Secured Promissory Note issued February 1, 2001 in the amount of U.S.$500,000 by CALP II Limited Partnership payable to the order of the Company.

         o Exhibit B: Option Agreement, dated February 1, 2001, between the CALP II Limited Partnership and the Company.

         o Exhibit C: Assignment, Assumption, Consent and Amendment Agreement, dated as of February 1, 2001, by and among the Company, JAGfn Broadband LLC and CALP II Limited Partnership.

         o Exhibit D: Warrant No. A-1, dated February 1, 2001, issued by JAGfn Broadband LLC to CALP II Limited Partnership.

         o Exhibit E: Amended and Restated Operating Agreement of JAGfn Broadband LLC dated as of January 2, 2001.

         o Exhibit F: Services Agreement, dated as of February 1, 2001, by and between the Company and JAGfn Broadband LLC.

99.1     Press Release of the Company, dated February 2, 2001.

                             (Page 3 of 70 Pages)



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         JagNotes.com Inc.


Date: February 1, 2001                   By: /s/ Gary Valinoti
                                             ----------------------------------
                                             Name: Gary Valinoti
                                             Title: President & CEO


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                                INDEX TO EXHIBITS


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Exhibit No.       Description                                                       Page
-----------       -----------                                                       ----
10.15        Securities Purchase Agreement, dated as of February 1, 2001, by and      6
             among the Company, CALP II Limited Partnership and JAGfn Broadband
             LLC. (Schedules to the Securities Purchase Agreement have been omitted from this filing; the Company agrees to provide the
             Commission with copies of omitted schedules at its request.)

             o Exhibit A: Secured Promissory Note issued February 1, 2001 in the amount of U.S.$500,000 by CALP II Limited Partnership payable to the order of the Company.

             o Exhibit B: Option Agreement, dated February 1, 2001, between the
               CALP II Limited Partnership and the Company.

             o Exhibit C: Assignment, Assumption, Consent and Amendment
               Agreement, dated as of February 1, 2001, by and among the Company, JAGfn Broadband LLC and CALP II Limited Partnership.

             o Exhibit D: Warrant No. A-1, dated February 1, 2001, issued by
               JAGfn Broadband LLC to CALP II Limited Partnership.

             o Exhibit E: Amended and Restated Operating Agreement of JAGfn
               Broadband LLC dated as of January 2, 2001.

             o Exhibit F: Services Agreement, dated as of February 1, 2001, by and between the Company and JAGfn Broadband LLC.

99.1         Press Release of the Company, dated February 2, 2001.                   68

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